Exhibit 10.8

List of Exhibits Schedules to Stock Purchase Agreement

Exhibit A - HollySys Subsidiary Matters
Exhibit B - HollySys Stockholders
Exhibit C - Beneficiaries of Purchase Price
Exhibit D - Chardan Sub Merger Agreement
Exhibit E - Form of Stock Consignment Agreement
Exhibit F - Form of Employment Agreement

HollySys Holdings Schedules

Schedule 1.3 - Earn-Out Shares for HollySys Stockholders
Schedule 3.1(a) - List of HollySys Stockholders
Schedule 3.1(b) - Capitalization
Schedule 3.2 - Organizational Jurisdictions of Gifted Time Holdings
Schedule 3.3(b) - Conflicts
Schedule 3.4 - Consents and Approvals
Schedule 3.5 - Licenses and Permits
Schedule 3.6 - Taxes, Tax Returns and Audits

Beijing HollySys, Hangzhou HollySys and HollySys Subsidiary Schedules

Schedule 4.2 - Organizational Jurisdictions of Beijing HollySys, Hangzhou HollySys, and HollySys Subsidiary
Schedule 4.3 - Conflicts
Schedule 4.4 - Consents and Approvals
Schedule 4.5 - 2005 and September Financial Statements
Schedule 4.6 - Undisclosed Liabilities
Schedule 4.7 - Real Property
Schedule 4.8 - Personal Property
Schedule 4.9 - Non Real Estate Leases
Schedule 4.12 - Contracts, Obligations and Commitments
Schedule 4.13 - Licenses and Permits
Schedule 4.14(a) - Intellectual Property
Schedule 4.14(b) - Other Intellectual Property Rights
Schedule 4.14(c) - Software
Schedule 4.14(d) - Out-Bound Licenses
Schedule 4.14(e) - In-Bound Licenses
Schedule 4.14(g) - Royalty Bearing Licenses
Schedule 4.14(i) - Current or Threatened Proceedings
Schedule 4.15 - Title and Condition of Assets
Schedule 4.16 - Taxes, Tax Returns and Audits
Schedule 4.17 - List of Changes
Schedule 4.18 - Employee Plans and Labor Matters

Schedule 4.21 - Related Transactions
Schedule 4.23 - Insurance
Schedule 4.24 - Litigation
Schedule 4.25 - Settled Litigation

Chardan Schedules

Schedule 5.6(b) - Unaudited-unreviewed balance sheet

Schedule 9.3(a) - List of Stock Consignment Agreements
Schedule 9.3(d) - Consents